UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

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SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

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Arkansas	000-06253	71-0407808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street

Pine Bluff, Arkansas 71601

(Address of Principal Executive Offices) (Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 7, 2021, Simmons First National Corporation (the “Company”), an Arkansas corporation and the parent company of Simmons Bank, issued a press release announcing the execution of the Merger Agreements (as defined in Item 8.01 of this Current Report on Form 8-K). A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Presentation materials concerning the Transactions (as defined in Item 8.01 of this Current Report on Form 8-K), which will be available on the Company’s website at www.simmonsbank.com, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information provided pursuant to this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Merger Agreements

On June 4, 2021, the Company entered into an Agreement and Plan of Merger (the “Triumph Agreement”) with Triumph Bancshares, Inc. (“Triumph”), a Tennessee corporation and the parent company of Triumph Bank, pursuant to which, upon the terms and subject to the conditions of the Triumph Agreement, Triumph will merge with and into the Company, with the Company continuing as the surviving corporation (the “Triumph Transaction”). Upon the consummation of the Triumph Transaction, holders of Triumph’s common stock and common stock equivalents will receive, in the aggregate, (i) 4,164,839 shares of the Company’s common stock and (ii) $2,645,937.83, all subject to certain conditions and potential adjustments under the Triumph Agreement. Immediately following the Triumph Transaction, Triumph Bank is expected to merge with and into Simmons Bank, with Simmons Bank continuing as the surviving bank.

Also on June 4, 2021, the Company and Simmons Bank entered into an Agreement and Plan of Merger (the “Landmark Agreement” and, together with the Triumph Agreement, the “Merger Agreements”) with Landmark Community Bank (“Landmark”), a Tennessee-chartered state bank, pursuant to which, upon the terms and subject to the conditions of the Landmark Agreement, Landmark will merge with and into Simmons Bank, with Simmons Bank continuing as the surviving bank (the “Landmark Transaction” and, together with the Triumph Transaction, the “Transactions”). Upon the consummation of the Landmark Transaction, holders of Landmark’s common stock and common stock equivalents will receive, in the aggregate, (i) 4,500,000 shares of the Company’s common stock and (ii) $7,000,000, all subject to certain conditions and potential adjustments under the Landmark Agreement.

Each Transaction is subject to customary representations and warranties, covenants, closing conditions and termination rights. The completion of each Transaction is not conditioned on the completion of the other Transaction.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “estimate,” “expect,” “foresee,” “intend,” “indicate,” “target,” “plan,” positions,” “prospects,” “project,” “predict,” or “potential,” by future conditional verbs such as “could,” “may,” “might,” “should,” “will,” or “would,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, statements relating to the impact the Company expects the Transactions to have on the combined entities’ operations, financial condition and financial results, and the Company’s expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and other benefits the Company expects to realize as a result of the Transactions. The forward-looking statements may also include, without limitation, those relating to the Company’s future growth, revenue, expenses, assets, asset quality, profitability, earnings, accretion, customer service, investment in digital channels, critical accounting policies, net interest margin, non-interest revenue, market conditions related to and the impact of the Company’s stock repurchase program, consumer behavior and liquidity, the adequacy of the allowance for credit losses, the impacts of the COVID-19 pandemic and the ability of the Company to manage the impacts of the COVID-19 pandemic, the impacts of the Company’s and its customers’ participation in the Paycheck Protection Program (the “PPP”), the expected performance of COVID-19 loan modifications, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, the Company’s expectations regarding actions by the Federal Home Loan Bank (“FHLB”) including with respect to the FHLB’s option to terminate FHLB Owns the Option advances, capital resources, market risk, plans for investments in securities, effect of future litigation, including the results of the overdraft fee litigation against the Company, acquisition strategy, legal and regulatory limitations and compliance and competition.

These forward-looking statements involve risks and uncertainties, and may not be realized due to a variety of factors, including, without limitation: changes in the Company’s operating, acquisition, or expansion strategy; the effects of future economic conditions (including unemployment levels and slowdowns in economic growth), governmental monetary and fiscal policies, as well as legislative and regulatory changes, including in response to the COVID-19 pandemic; changes in interest rates; possible adverse rulings, judgements, settlements, and other outcomes of pending or future litigation, including litigation or actions arising from the Company’s participation in and administration of programs related to the COVID-19 pandemic (including, among others, the PPP); the ability to obtain regulatory approvals and meet other closing conditions to the Transactions; delay in closing the Transactions; difficulties and delays in integrating the Triumph and Landmark businesses or fully realizing cost savings and other benefits of the Transactions; business disruption following the Transactions; and other relevant risk factors, which may be detailed from time to time in the Company’s press releases and filings with the U.S. Securities and Exchange Commission (the “SEC”). Many of these factors are beyond the Company’s ability to predict or control, and actual results could differ materially from those in the forward-looking statements due to these factors and others. In addition, as a result of these and other factors, the Company’s past financial performance should not be relied upon as an indication of future performance.

The Company believes the assumptions and expectations that underlie or are reflected in any forward-looking statements, expressed or implied, in this Current Report on Form 8-K are reasonable, based on information available to the Company on the date of this Current Report on Form 8-K. However, given the described uncertainties and risks, the Company cannot guarantee its future performance or results of operations or whether the Company’s future performance will differ materially from the performance reflected in or implied by its forward-looking statements, and you should not place undue reliance on these forward-looking statements. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and none of the Company, Triumph or Landmark undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to either of the proposed Transactions. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the Transactions, the Company will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include proxy statements of each of Triumph and Landmark and a prospectus of the Company (the “Joint Proxy Statement/Prospectus”), and the Company may file with the SEC other relevant documents concerning the Transactions. The definitive Joint Proxy Statement/Prospectus will be mailed to shareholders of Triumph and Landmark. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTIONS CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS.

Free copies of the Joint Proxy Statement/Prospectus, as well as other filings containing information about the Company, may be obtained at the SEC’s Internet site (http://www.sec.gov), when they are filed by the Company. You will also be able to obtain these documents, when they are filed, free of charge, from the Company at www.simmonsbank.com under the heading “Investor Relations.” Copies of the Joint Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: Ed Bilek, Director of Investor Relations, Email: ed.bilek@simmonsbank.com or ir@simmonsbank.com, Telephone: (870) 541-1000, to Triumph at Triumph Bancshares, Inc., 5699 Poplar Avenue, Memphis, TN 38119, Attention: Will Chase, President, Telephone: (901) 333-8800, or to Landmark at Landmark Community Bank, 1015 West Poplar Avenue, Collierville, TN 38017, Attention: Jake Farrell, Chairman, Telephone: (901) 850-0555.

Participants in the Solicitation

The Company, Triumph, Landmark and certain of their directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Triumph and Landmark in connection with the proposed Transactions. Information about the Company’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 15, 2021. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus regarding the proposed Transactions and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release issued by Simmons First National Corporation on June 7, 2021.
Exhibit 99.2	Presentation, dated June 7, 2021.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: June 7, 2021	By:	/s/ James M. Brogdon
James M. Brogdon
Executive Vice President, Chief Financial Officer and Treasurer